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                                                                   EXHIBIT 10.46



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                                  CONFIDENTIAL


                           SUBSCRIPTION AGREEMENT AND
                      INVESTOR SUITABILITY REPRESENTATIONS
                                 (REGULATION S)
                              ____________________



                             HARBINGER CORPORATION




     THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE SECURITIES LAWS OF OTHER JURISDICTIONS. THE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

     THIS SUBSCRIPTION AGREEMENT is made and entered into between HARBINGER CORPORATION, a corporation organized under the laws of the State of Georgia, U.S.A. (herein referred to as the "Company") and Hendrikus Pieter Marie Kivits, a resident of the Netherlands ("Investor"). By executing this Subscription Agreement, Investor acknowledges that Investor understands that the Company is relying upon the accuracy of the representations and warranties of Investor contained herein in complying with its obligations under applicable securities laws.

                           I.  TERMS OF SUBSCRIPTION

     1. GENERAL. Investor owns 32,000 shares of the NLG. 1 par value per share Common Shares of Harbinger NV, a corporation organized under the laws of the Netherlands, (the "HNV Shares"). Investor hereby subscribes to acquire, upon the terms and conditions set forth in this Subscription Agreement, such number of shares of the $U.S. .0001 par value per share Common Stock of the Company as shall be determined in accordance with the provisions of Section 2 hereof (the "HC Shares"). The HC Shares subscribed hereby are herein referred to as the "Securities." Execution of this Subscription Agreement by Investor shall constitute an offer by Investor to subscribe for HC Shares. The subscription shall be on the terms and conditions specified herein.


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     2. CONVERSION OF HNV SHARES TO HC SHARES.  Investor hereby agrees immediately to tender to the Company, as consideration for the HC Shares, all of the HNV Shares owned by Investor. Upon acceptance of Investor's subscription offer by the Company and in return for and following receipt by the Company of the stock certificate representing the HNV Shares, the Company shall issue to Investor certain HC Shares in the amount specified below (the "Converted HC Share Amount") which is equal to the quotient derived by DIVIDING Thirty-Two Thousand and No/100ths United Stated Dollars ($U.S. 32,000.00), which equals the amount Investor originally paid for the HNV Shares (the "Conversion Price") BY twelve U.S. dollars ($U.S. 12.00) per share which is the price per share to the public of the Company's Common Stock proposed pursuant to the Company's initial public offering completed pursuant to that certain Underwriting Agreement by and among the Company and the Company's Investment Bankers and other named parties therein dated August 21, 1995 (the "Underwriting Agreement"). In the event the calculations of this Section 2 result in any fractional shares of the Company to be issued to Investor, the Company shall remit to Investor payment in cash in an amount equal to the number of fractional shares MULTIPLIED BY the price per share to the public for the Company's Common Stock in its initial public offering (the "Fractional Share Payment").

     3. INVESTOR'S REPRESENTATION AND WARRANTIES.

     A. Investor represents, warrants and covenants to the Company that Investor (i) will be the sole party in interest as to the Securities subscribed for and is acquiring the Securities for Investor's own account, for investment only and not with a view toward the resale or distribution thereof, (ii) received this Subscription Agreement outside of the United States, and executed and delivered this Subscription Agreement outside of the United States, and
(iii) is a resident of a jurisdiction other than the United States.

     B. Investor understands that Investor must bear the economic risk of this investment for an indefinite period of time because the Securities are not registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of the Netherlands or any other jurisdiction. Investor has been advised that the Securities are not being registered under the 1933 Act upon the basis that the transactions involving their sale are exempt from such registration requirements as transactions made outside the United States in reliance on Regulation S, as promulgated by the United States Securities and Exchange Commission ("SEC") pursuant to the 1933 Act, and that reliance by the Company on such exemption is predicated in part on Investor's representations set forth in this Subscription Agreement. Investor acknowledges that the Company makes no representations of any kind concerning its intent or ability to offer or sell the Securities in a public offering or otherwise. Investor further understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, as may be required as a condition for the unregistered resale of restricted securities.

     C. Investor represents and warrants that Investor is able to bear the economic risk of losing Investor's entire investment in the Company, which is not disproportionate to

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Investor's net worth, and that Investor has adequate means of providing for
Investor's current needs and personal contingencies without regard to the investment in the Company.

     D. Investor represents and warrants that in connection with Investor's purchase of any of the Securities no oral or written representations or warranties have been made to Investor. Investor acknowledges receipt of the Company's Prospectus dated August 21, 1995 and further acknowledges that the HC Shares being acquired by Investor hereunder are not covered by such Prospectus and are not registered shares. Investor acknowledges that the Company has not made or delivered any financial projections, and Investor is not relying on any expectations of financial condition or results of operations for any future period.

     E. Investor represents and warrants that Investor is an accredited investor as defined in the 1933 Act, either by virtue of having a net worth in excess of One Million United States Dollars ($U.S. 1,000,000) or by having, for each of the two most recent years, an individual income in excess of Two Hundred Thousand United States Dollars ($U.S. 200,000) or a joint income in excess of Three Hundred Thousand United States Dollars ($U.S. 300,000) and a reasonable expectation of achieving the same income level in the current year. Investor further represents and warrants that Investor is familiar with the business in which the Company is engaged and, based upon Investor's knowledge and experience in financial and business matters, Investor is familiar with investments of the sort that Investor is undertaking herein, that Investor is fully aware of the problems and risks involved in making an investment of this type, and that Investor is capable of evaluating the merits and risks of this investment.

     F. Investor represents and warrants that, to the extent Investor has deemed necessary, Investor has consulted with Investor's attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed this Subscription Agreement and all documents relating hereto on Investor's behalf. Investor and Investor's advisors have sufficient knowledge and experience in business and financial matters to evaluate the Company, to evaluate the risks and merits of an investment in the Company, to make an informed investment decision with respect thereto, and to protect Investor's interest in connection with Investor's subscription without need for the additional information which would be required to be included in more complete registration statements effective under the 1933 Act or under the laws of other jurisdictions.

     G. Investor acknowledges that Investor and Investor's advisors have had an opportunity to ask questions of and to receive answers from the officers of the Company and to obtain additional information in writing to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense: (i) relative to the Company and the subscription for the Securities hereunder; and (ii) necessary to verify the accuracy of any information, documents, books and records furnished. All such materials and information requested by Investor and Investor's advisors (including information requested to verify information previously furnished) have been made available and examined by Investor or Investor's advisors.


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     H. Investor agrees that Investor will not attempt to pledge, transfer, convey or otherwise dispose of the Securities in the United States except in a transaction made pursuant to the following offering restrictions: all offers and sales of the Securities to a U.S. person or inside the United States prior to the expiration of a one-year period immediately following the date of this Subscription Agreement shall be made only upon receipt by the Company of an opinion of counsel satisfactory to the Company that such transaction complies with all applicable securities laws and only (i) in accordance with the provisions of Rules 903 or 904 of Regulation S, or (ii) pursuant to the registration requirements under the 1933 Act, or (ii) pursuant to an available exemption from registration under the 1933 Act. Investor consents to the placement of legends on any certificates or documents representing any of the Securities stating that they have not been registered under the 1933 Act or any applicable securities laws of other jurisdictions and setting forth or referring to such offering restrictions. Investor is aware that the Company will make a notation in its appropriate records, and notify its transfer agent, with respect to the restrictions on the transferability of the Securities.

     I. Investor represents and warrants that Investor is not a citizen or resident of the United Sates and as such Investor is a non-U.S. person within the meaning of Regulation S promulgated by the SEC under the 1933 Act.

     J. Investor represents and warrants to the Company that the he owns the HNV Shares in his own name, free and clear of all encumbrances, liens, security interests or other assessments of any kind, and that Investor is legally permitted to enter into this Agreement. Investor also agrees to execute the stock power (the "Stock Power"), in the form attached hereto at EXHIBIT 1, assigning the HNV Shares to the Company, and such other documents, instruments, and agreements as may be requested by the Company to effectuate the transfer of the HNV Shares to the Company. Notwithstanding anything herein to the contrary, Investor agrees and acknowledges that the obligations of the Company herein shall be conditioned in all respects upon the receipt by the Company of the Consent Form fully executed by all parties thereto (the "Consent Form"), in the form as attached hereto at EXHIBIT 2.

     4. INDEMNIFICATION. Investor shall indemnify and hold harmless the Company, any affiliated corporation or entity, the partners, officers, directors and employees of any of the foregoing and any professional advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by Investor, any breach of any of Investor's representations or warranties, or any failure by Investor to fulfill any of its covenants or agreements under this Subscription Agreement.

     5. RELEASE BY INVESTOR. Investor hereby forever releases, dismisses, and discharges, the Company, Harbinger NV and their affiliates, and their respective officers, directors, employees, shareholders, successors, assigns, and transferees (collectively the "Released Persons"), from any and all now or hereafter existing actions, causes of action, suits, damages, debts, claims, counterclaims, obligations and liabilities of any nature whatsoever, known or unknown, suspected or unsuspected (collectively the "Released Claims"), that Investor may have against any of the Released Persons, including, without limitation, any Released Claim which in

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whole or in part is based upon or arises out of the purchase and sale of the HC
Shares and HNV Shares pursuant to this Subscription Agreement.

     6. EFFECTIVE DATE. This Subscription Agreement shall be effective at 8:00 a.m. Netherlands time on the day immediately following the execution of the Underwriting Agreement by all parties thereto.

     7. MISCELLANEOUS.

     A. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

     B. This Subscription Agreement contains the entire agreement between the parties with respect to the subject matter thereof. The provisions of this Subscription Agreement may not be modified or waived except in writing.

     C. This Subscription Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. Investor may not assign any of Investor's rights or interests in and under this Subscription Agreement without the prior written consent of the Company, and any attempted assignment without such consent shall be void and without effect.

     8. COUNTERPARTS. This Subscription Agreement may be executed in two or more counterparts, each of which shall constitute an original. The Company shall retain one counterpart, and one counterpart shall be returned to Investor upon acceptance thereof by the Company.

     9. TITLE TO HC SHARES. Investor shall hold title to the HC Shares purchased hereunder in his individual name and for his individual account.

                           [SIGNATURES ON NEXT PAGE]


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     IN WITNESS WHEREOF, Investor has executed this Subscription Agreement in
Hoolddoup,   Netherlands  effective   the   22nd   day   of   August,   1995.
BY SIGNING BELOW, INVESTOR REPRESENTS THAT HE HAS READ, UNDERSTANDS AND
AGREES TO THE WARRANTIES AND REPRESENTATIONS AND OTHER PROVISIONS OF THIS SUBSCRIPTION AGREEMENT.

INVESTOR

Hendrikus Pieter Marie Kivits

/s/ Hendrikus Pieter Marie Kivits
- - ---------------------------------
Signature of Investor


INVESTOR'S PRINCIPAL PLACE OF BUSINESS (THIS IS THE ADDRESS AT WHICH PAYMENTS, IF ANY, WILL BE DELIVERED):

Jogersboschlaen 18
5262 L5 Vaght
the Netherlands


INVESTOR'S TELEPHONE NUMBER: 073-579004



                      [SIGNATURES CONTINUED ON NEXT PAGE]


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                           SUBSCRIPTION AGREEMENT AND

                      INVESTOR SUITABILITY REPRESENTATIONS


                                 (REGULATION S)

                             HARBINGER CORPORATION

                    SIGNATURE PAGE FOR HARBINGER CORPORATION


SUBSCRIPTION OFFER ACCEPTED THIS  22  DAY OF AUGUST, 1995.
                                ------      ---------


HARBINGER CORPORATION

By:  /s/ Joel G. Katz
   ------------------------------
Name:    Joel G. Katz
     ----------------------------
Title:   Vice President, Finance
      ---------------------------


Converted HC Share Amount:  2,666 shares of Common Stock of the Company.

Fractional Share Payment:  $8.00 U.S.

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                                   EXHIBIT 1


                                  Stock Power



                                   [ATTACHED]

                            IRREVOCABLE STOCK POWER

     For value received, the undersigned hereby transfers unto Harbinger Corporation, Thirty-Two Thousand (32,000) shares of the NLG. 1 par value per share common shares of Harbinger NV (the "Company"), represented by Certificate No. 2,508,001 - 2,540,000, and does hereby irrevocably constitute and appoint any officer of the Company, attorney, to transfer the said shares on the books of the Company with full power of substitution in the premises.

     Dated effective as of August 22nd, 1995



                                     By: /s/ Hendrikus Pieter Marie Kivits
                                         ---------------------------------
                                         Hendrikus Pieter Marie Kivits


In the presence of:

/s/ Witness Signature
- - ---------------------
Witness






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                                   EXHIBIT 2


                                  Consent Form



                                   [ATTACHED]

                                  CONSENT FORM

     THIS CONSENT FORM (this "Consent") effective as of this 22nd day of August, 1995, by and among HARBINGER CORPORATION, a corporation organized under the laws of the State of Georgia, U.S.A., with its principal office at 1055 Lenox Park Blvd., Atlanta, Georgia 30319 ("HC"); VULCAN VENTURES INC., a corporation organized under the laws of the State of Washington, U.S.A., with its principal office at 13810 SE Eastgateway, Ste 480, Velleview, Washington 98005-4442 ("Vulcan"); AXA EQUITY & LAW LIFE ASSURANCE SOCIETY LTD., a corporation organized under the laws of the England, with its principal office at 20 Lincoln's Inn Fields, London WC2A 3ES ("EQL"); HENDRIKUS PIETER MARIE KIVITS, resident at Geleenbeeklaan 33, 6166 GP GELEEN ("Kivits"); and ADRIANUS JOZEF VAN DIEPEN, resident at Jagersweg 8, 1251 ZR LAREN ("van Diepen"). The above parties may be individually referred to as a "Shareholder" or collectively as the " Shareholders".

     WHEREAS, the Shareholders own all of the issued and outstanding capital stock of Harbinger NV, a corporation organized under the laws of the Netherlands (the "Company");

     WHEREAS, the shareholders agreement of the Company dated as of November 5, 1993 (as amended and in effect as of the date hereof, the "Shareholders Agreement") contains various restrictions on the ability of the Shareholders to transfer, convey, pledge and encumber the stock of the Company;

     WHEREAS, Kivits and van Diepen desire to be authorized to transfer and convey their shares in the Company (the "Transferred Shares") to HC in exchange for shares of the capital stock of HC; and

     WHEREAS, the Shareholders desire to authorize Kivits and van Diepen to transfer and convey the Transferred Shares to HC;

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual premises and agreements contained herein, and other good and valuable consideration, the shareholders hereby agree as follows:

     Section 1. The Shareholders hereby jointly and severally consent to Kivits and van Diepen's transfer and conveyance of the Transferred Shares and in all rights attendant thereto to HC and its successors and assigns.

     Section 2. The Shareholders hereby jointly and severally and irrevocably waive and modify any provisions of the Shareholders Agreement that prohibit, restrict, condition or otherwise affect the transfer and conveyance of the Transferred Shares to HC or any enforcement action which may be taken in respect of such transfer and conveyance including, without limitation, any rights of first refusal or preemptive rights.

     Section 3. Without the prior written consent of all shareholders, the Shareholders hereby jointly and severally agree not to amend, modify or alter in any way the Shareholders Agreement, except to the extent that is necessary to permit the provisions of this Consent.

     Section 4. The Company has recorded, or caused to be recorded, on the books and records of the Company, all entries necessary to reflect completely and accurately the transfer and conveyance of the Transferred Shares to HC. A copy of this Consent will be included in the books and records of the Company.

     Section 5. This Consent may executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Consent is entered into as an instrument under seal as of the date first above written.



                                            HARBINGER CORPORATION

                                            BY:  /s/ Joel G. Katz
                                               ------------------------
                                            TITLE: Vice President, Finance
                                                  ---------------------

                                            VULCAN VENTURES INC.

                                            BY:
                                               ------------------------
                                            TITLE:
                                                  ---------------------

                                            AXA EQUITY & LAW
                                            LIFE ASSURANCE
                                            SOCIETY LTD.


                                            BY:
                                               ------------------------
                                            TITLE:
                                                  ---------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE]




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     IN WITNESS WHEREOF, this Consent is entered into as an instrument under seal as of the date first above written.


                                       HENDRIKUS PIETER MARIE KIVITS


                                       /s/ Hendrikus Pieter Marie Kivits
                                       ---------------------------------



                                       ADRIANUS JOZEF VAN DIEPEN

                                       /s/ Adrianus Jozef van Diepen
                                       ---------------------------------


                                       COMPANY:
                                       HARBINGER NV


                                       BY:  /s/ James Davis
                                          ------------------------------
                                       TITLE: President
                                             ---------------------------